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                                                                   EXHIBIT 10.57

                            INDEMNIFICATION AGREEMENT

                  THIS INDEMNIFICATION AGREEMENT is made as of the 21st day of April 2003, by and between Callaway Golf Company, a Delaware corporation (the "Company"), and Samuel H. Armacost ("Indemnitee"), a director of the Company.

                  WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining liability insurance covering directors, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

                  WHEREAS, although the Company currently has directors liability insurance, the coverage of such insurance is such that many claims which may be brought against Indemnitee may not be covered, or may not be fully covered, and the Company may be unable to maintain such insurance;

                  WHEREAS, the Company and the Indemnitee further recognize the substantial increase in corporate litigation subjecting directors to expensive litigation risks at the same time that liability insurance has been severely limited;

                  WHEREAS, the current protection available may not be adequate given the present circumstances, and Indemnitee may not be willing to serve as a director without adequate protection;

                  WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as directors of the Company and to indemnify its directors so as to provide them with the maximum protection permitted by law;

                  NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

         1. DEFINITIONS. The following terms, as used herein, have the following meaning:

                  1.1 Affiliate. "Affiliate" means, (i) with respect to any corporation, any officer, director or 10% or more shareholder of such corporation, or (ii) with respect to any individual, any partner or immediate family member of such individual or the estate of such individual, or (iii) with respect to any partnership, trust or joint venture, any partner, co-venturer or trustee of such partnership, trust of joint venture, or any beneficiary or owner having 10% or more interest in the equity, property or profits of such partnership, trust or joint venture, or (iv) with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by, or is under common control with such Person or any Affiliate of such Person.

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                  1.2      Agreement. "Agreement" shall mean this
Indemnification Agreement, as the same may be amended from time to time hereafter.

                  1.3 DGCL. "DGCL" shall mean the Delaware General Corporation Law, as amended.

                  1.4 Person. "Person" shall mean any individual, partnership, corporation, joint venture, trust, estate, or other entity.

                  1.5 Subsidiary. "Subsidiary" shall mean any corporation of which the Company owns, directly or indirectly, through one or more subsidiaries, securities having more than 50% of the voting power of such corporation.

         2.       INDEMNIFICATION

                  2.1 Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or witness or other participant in, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Company) by reason of the fact that Indemnitee is or was a director of the Company or any subsidiary of the Company, by reason of any action or inaction on the part of Indemnitee while a director of the Company or any Subsidiary, and/or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful and provided, further, that the Company has determined that such indemnification is otherwise permitted by applicable law.

                  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company or that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

                  2.2 Proceedings by or in the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or a witness or other participant in or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company or any Subsidiary to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director of the Company or any Subsidiary, by reason of any action or inaction on the part of

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Indemnitee while a director of the Company or a Subsidiary or by reason of the fact that Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expense, liability and loss (including attorneys' fees) and amounts paid in settlement (if such settlement is court-approved) actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its shareholders and provided, further, that the Company has determined that such indemnification is otherwise permitted by applicable law. No indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company in the performance of Indemnitee's duties to the Company and its shareholders, unless and only to the extent that the court in which such proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine.

                  2.3 Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 2.1 or 2.2 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

                  2.4 Enforcing the Agreement. If Indemnitee properly makes a claim for indemnification or an advance of expenses which is payable pursuant to the terms of this Agreement, and that claim is not paid by the Company, or on its behalf, within ninety days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and if successful in whole or in part, the Indemnitee shall be entitled to be paid also all expenses actually and reasonably incurred in connection with prosecuting such claim.

                  2.5 Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         3.       EXPENSES; INDEMNIFICATION PROCEDURE

                  3.1 Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in Section 2.1 or 2.2 hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee

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is not entitled to be indemnified by the Company as authorized hereby or that such indemnification is not otherwise permitted by applicable law. The advances to be made hereunder shall be paid by the Company to Indemnitee within thirty
(30) days following delivery of a written request therefor or by Indemnitee to the Company.

                  3.2 Determination of Conduct. Any indemnification (unless ordered by a court) shall be made by the Company only as authorized in the specified case upon a determination that indemnification of Indemnitee is proper under the circumstances because Indemnitee has met the applicable standard of conduct set forth in Sections 2.1 or 2.2 of this Agreement. Such determination shall be made by any of the following: (1) the Board of Directors (or by an executive committee thereof) by a majority vote of directors (or committee members) who are not parties to such action, suit or proceeding, even though less than a quorum, (2) if there are no such disinterested directors, or if such disinterested directors so direct, by independent legal counsel in a written opinion, (3) by the shareholders, with the shares owned by Indemnitee not being entitled to vote thereon, or (4) the court in which such proceeding is or was pending upon application made by the Company or Indemnitee or the attorney or other person rendering services in connection with the defense, whether or not such application by Indemnitee, the attorney or the other person is opposed by the Company.

                  3.3 Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be given in the manner set forth in Section 10.3 hereof and to the address stated therein, or such other address as the Company shall designate in writing to Indemnitee. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

                  3.4 Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3.3 hereof, the Company has director liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                  3.5 Selection of Counsel. In the event the Company shall be obligated under Section 3.1 hereof to pay the expenses of any proceeding against Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (a) Indemnitee shall have the right to

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employ separate counsel in any such proceeding at Indemnitee's expense; and (b)
if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company (subject to the provisions of this Agreement).

         4.       ADDITIONAL INDEMNIFICATION RIGHTS; NON-EXCLUSIVITY

                  4.1 Application. The provisions of this Agreement shall be deemed applicable to all actual or alleged actions or omissions by Indemnitee during any and all periods of time that Indemnitee was, is, or shall be serving as a director of the Company or a Subsidiary.

                  4.2 Scope. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law (except as set forth in Section 8 hereof), notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, such changes shall be, ipso facto, within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors, such changes, except to the extent otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

                  4.3 Non-Exclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested directors, the DGCL, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for an action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

         5.       PARTIAL INDEMNIFICATION

                  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceedings but not, however,

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for the total amount thereof, the Company shall nevertheless indemnify
Indemnitee for that portion to which Indemnitee is entitled.

         6.       MUTUAL ACKNOWLEDGMENT

                  Both the Company and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

         7.       LIABILITY INSURANCE

                  The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable, insurance companies providing the directors with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all such policies of liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors. Notwithstanding the foregoing, the Company shall have no obligation, to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or Subsidiary of the Company.

         8.       SEVERABILITY

                  Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the

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balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         9.       EXCEPTIONS

                  9.1 Exceptions to Company's Obligations. Any other provision to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement for the following:

                           (a)      Claims Initiated by Indemnitee. To indemnify
or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, unless said proceedings or claims were authorized by the board of directors of the Company.

                           (b)      Improper Personal Benefit. To indemnify
Indemnitee against liability for any transactions from which Indemnitee, or any Affiliate of Indemnitee, derived an improper personal benefit, including, but not limited to, self-dealing or usurpation of a corporate opportunity.

                           (c)      Dishonesty. To indemnify Indemnitee if a
judgment or other final adjudication adverse to Indemnitee established that Indemnitee committed acts of active and deliberate dishonesty, with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

                           (d)      Insured Claims; Paid Claims. To indemnify
Indemnitee for expenses or liabilities of any type whatsoever (including but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee (i) by an insurance carrier under a policy of liability insurance maintained by the Company, or (ii) otherwise by any other means.

                           (e)      Claims Under Section 16(b). To indemnify
Indemnitee for an accounting of profits in fact realized from the purchase and sale of securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         10.      MISCELLANEOUS

                  10.1     Construction of Certain Phrases.

                           (a)      For purposes of this Agreement, references
to the "Company" shall include any resulting or surviving corporation in any merger or consolidation in which the Company (as then constituted) is not the resulting or surviving corporation so that Indemnitee will continue to have the full benefits of this Agreement.

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                           (b)      For purposes of this Agreement, references
to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which impose duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "reasonably believed to be in the best interests of the Company and its shareholders" as referred to in this Agreement.

                  10.2 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns. Notwithstanding the foregoing, the Indemnitee shall have no right or power to voluntarily assign or transfer any rights granted to Indemnitee, or obligations imposed upon the Company, by or pursuant to this Agreement. Further, the rights of the Indemnitee hereunder shall in no event accrue to the benefit of, or be enforceable by, any judgment creditor or other involuntary transferee of the Indemnitee.

                  10.3 Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if mailed by domestic certified or registered mail with postage prepaid, properly addressed to the parties at the addresses set forth below, or to such other address as may be furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be, on the third business day after the date postmarked, or (ii) otherwise notice shall be deemed received when such notice is actually received by the party to whom it is directed.

                  If to Indemnitee:             Samuel H. Armacost
                                                Chairman
                                                SRI International
                                                333 Ravenswood Avenue
                                                Menlo Park, CA 94025-3493

                  If to Company:                Callaway Golf Company
                                                2180 Rutherford Road
                                                Carlsbad, CA 92008
                                                Attention: Chief Legal Officer

                  10.4 Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or related

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to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

                  10.5 Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the internal laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware, and without regard to choice of law principles.

                  10.6     IRREVOCABLE ARBITRATION OF DISPUTES.

                           (a)      INDEMNITEE AND THE COMPANY AGREE THAT ANY
DISPUTE, CONTROVERSY OR CLAIM ARISING HEREUNDER OR IN ANY WAY RELATED TO THIS AGREEMENT, ITS INTERPRETATION, ENFORCEABILITY, OR APPLICABILITY THAT CANNOT BE RESOLVED BY MUTUAL AGREEMENT OF THE PARTIES SHALL BE SUBMITTED TO BINDING ARBITRATION. THIS INCLUDES, BUT IS NOT LIMITED TO, ALLEGED VIOLATIONS OF FEDERAL, STATE AND/OR LOCAL STATUTES, CLAIMS BASED ON ANY PURPORTED BREACH OF DUTY ARISING IN CONTRACT OR TORT, INCLUDING BREACH OF CONTRACT, BREACH OF THE COVENANT OF GOOD FAITH AND FAIR DEALING, VIOLATION OF PUBLIC POLICY, AND VIOLATION OF ANY STATUTORY, CONTRACTUAL OR COMMON LAW RIGHTS. THE PARTIES AGREE THAT ARBITRATION IS THE PARTIES' ONLY RECOURSE FOR SUCH CLAIMS AND HEREBY WAIVE THE RIGHT TO PURSUE SUCH CLAIMS IN ANY OTHER FORUM, UNLESS OTHERWISE PROVIDED BY LAW. ANY COURT ACTION INVOLVING A DISPUTE WHICH IS NOT SUBJECT TO ARBITRATION SHALL BE STAYED PENDING ARBITRATION OF ARBITRABLE DISPUTES.

                           (b)      INDEMNITEE AND THE COMPANY AGREE THAT THE
ARBITRATOR SHALL HAVE THE AUTHORITY TO ISSUE PROVISIONAL RELIEF. INDEMNITEE AND THE COMPANY FURTHER AGREE THAT EACH HAS THE RIGHT, PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1281.8, TO APPLY TO A COURT FOR A PROVISIONAL REMEDY IN CONNECTION WITH AN ARBITRABLE DISPUTE SO AS TO PREVENT THE ARBITRATION FROM BEING RENDERED INEFFECTIVE.

                           (c)      ANY DEMAND FOR ARBITRATION SHALL BE IN
WRITING AND MUST BE COMMUNICATED TO THE OTHER PARTY PRIOR TO THE EXPIRATION OF THE APPLICABLE STATUTE OF LIMITATIONS.

                           (d)      THE ARBITRATION SHALL BE CONDUCTED PURSUANT
TO THE PROCEDURAL RULES STATED IN THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") IN SAN DIEGO. THE ARBITRATION SHALL BE CONDUCTED IN SAN DIEGO BY A FORMER OR RETIRED JUDGE OR ATTORNEY WITH AT LEAST 10 YEARS EXPERIENCE IN COMMERCIAL-RELATED DISPUTES, OR A NON-ATTORNEY WITH LIKE EXPERIENCE IN THE AREA OF DISPUTE, WHO SHALL HAVE THE POWER TO HEAR MOTIONS, CONTROL DISCOVERY, CONDUCT HEARINGS AND OTHERWISE DO ALL THAT IS NECESSARY TO RESOLVE THE MATTER. THE PARTIES MUST MUTUALLY AGREE ON THE ARBITRATOR. IF THE PARTIES CANNOT AGREE ON THE ARBITRATOR AFTER THEIR BEST EFFORTS, AN ARBITRATOR FROM THE AMERICAN ARBITRATION ASSOCIATION WILL BE SELECTED PURSUANT TO THE AMERICAN ARBITRATION ASSOCIATION

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NATIONAL RULES FOR RESOLUTION OF COMMERCIAL/BUSINESS DISPUTES. THE COMPANY SHALL
PAY THE COSTS OF THE ARBITRATOR'S FEES.

                           (e)      THE ARBITRATION WILL BE DECIDED UPON A
WRITTEN DECISION OF THE ARBITRATOR STATING THE ESSENTIAL FINDINGS AND CONCLUSIONS UPON WHICH THE AWARD IS BASED. THE ARBITRATOR SHALL HAVE THE AUTHORITY TO AWARD DAMAGES, IF ANY, TO THE EXTENT THAT THEY ARE AVAILABLE UNDER APPLICABLE LAW(S). THE ARBITRATION AWARD SHALL BE FINAL AND BINDING, AND MAY BE ENTERED AS A JUDGMENT IN ANY COURT HAVING COMPETENT JURISDICTION. EITHER PARTY MAY SEEK REVIEW PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 1286, ET SEQ.

                           (f)      IT IS EXPRESSLY UNDERSTOOD THAT THE PARTIES
HAVE CHOSEN ARBITRATION TO AVOID THE BURDENS, COSTS AND PUBLICITY OF A COURT PROCEEDING, AND THE ARBITRATOR IS EXPECTED TO HANDLE ALL ASPECTS OF THE MATTER, INCLUDING DISCOVERY AND ANY HEARINGS, IN SUCH A WAY AS TO MINIMIZE THE EXPENSE, TIME, BURDEN AND PUBLICITY OF THE PROCESS, WHILE ASSURING A FAIR AND JUST RESULT. IN PARTICULAR, THE PARTIES EXPECT THAT THE ARBITRATOR WILL LIMIT DISCOVERY BY CONTROLLING THE AMOUNT OF DISCOVERY THAT MAY BE TAKEN (E.G., THE NUMBER OF DEPOSITIONS OR INTERROGATORIES) AND BY RESTRICTING THE SCOPE OF DISCOVERY ONLY TO THOSE MATTERS CLEARLY RELEVANT TO THE DISPUTE. HOWEVER, AT A MINIMUM, EACH PARTY WILL BE ENTITLED TO AT LEAST ONE DEPOSITION AND SHALL HAVE ACCESS TO ESSENTIAL DOCUMENTS AND WITNESSES AS DETERMINED BY THE ARBITRATOR.

                           (g)      THE PREVAILING PARTY SHALL BE ENTITLED TO AN
AWARD BY THE ARBITRATOR OF REASONABLE ATTORNEYS' FEES AND OTHER COSTS REASONABLY INCURRED IN CONNECTION WITH THE ARBITRATION.

                           (h)      THE PROVISIONS OF THIS SECTION SHALL SURVIVE
THE EXPIRATION OR TERMINATION OF THE AGREEMENT, AND SHALL BE BINDING UPON THE PARTIES.

I HAVE READ SECTION 10.6 AND IRREVOCABLY AGREE TO ARBITRATE ANY DISPUTE IDENTIFIED ABOVE.

         /s/ SHA                                                  /s/ RAD
---------------------------                                 --------------------
(INDEMNITEE'S INITIALS)                                     (COMPANY'S INITIALS)

                  10.7 Entire Agreement. The provisions of this Agreement contain the entire agreement between the parties. This Agreement may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by the parties.

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                  10.8 Counterparts. This Agreement may be executed in
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereby have executed this Agreement to be effective as of the date first above written.

                              CALLAWAY GOLF COMPANY

                                    /s/ Ronald A. Drapeau
                              -------------------------------
                              Ronald A. Drapeau
                              Chairman, President and
                              Chief Executive Officer

                              INDEMNITEE

                                    /s/ Samuel H. Armacost
                              -------------------------------
                                        Samuel H. Armacost

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